CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 7, 2002
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                           GTECH Holdings Corporation
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)


                  1-11250                     05-0451021
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          (Commission file number)    (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)


                    Registrant's telephone number, including
                             area code: 401-392-1000
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Item 9.           Regulation FD Disclosure.
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                  This Report incorporates by reference the press release issued by GTECH on August 7, 2002 which is attached as Exhibit 99(a) hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GTECH HOLDINGS CORPORATION


                                 By:  /s/ Marc A. Crisafulli
                                     -------------------------------------------
                                      Marc A. Crisafulli
                                      Senior Vice President and General Counsel

Dated:  August 7, 2002

                                  Exhibit Index

         Exhibit Number                   Description
         ----------------------           --------------

         Exhibit 99(a)                    Press Release dated August 7, 2002